Exhibit 99  JOINT FILER INFORMATION

                            Joint Filer Information

Title of Security:            Common Stock

Issuer & Ticker Symbol:       Skyline Champion Corporation (SKY)

Designated Filer:             MAK Capital One LLC

Other Joint Filers:           MAK Champion Investment ("MAK Champion")
                              MAK Capital Fund LP (the "MAK Fund")
                              MAK-ro Capital Master Fund LP ("MAK-ro Fund"); and
                              Michael A. Kaufman

Addresses:                    The address of each of MAK Champion and
                              Mr. Kaufman is 590 Madison Ave., Suite 2401
                              New York, New York  10022

                              The address of MAK Fund is
                              c/o Wakefield Quin,
                              Victoria Place
                              31 Victoria Street
                              Bermuda

                              The address of  MAK-ro Fund is
                              c/o HMS Cayman Ltd.,
                              Grand Pavilion,
                              West Bay Road,
                              Grand Cayman
                              Cayman Islands
Dated: June 11, 2018

Signatures:                   MAK CHAMPION INVESTMENT LLC
                              By: MAK Capital Fund LP

                              By: /s/ Michael A. Kaufman
                                  ------------------------
                                  Michael A. Kaufman,
                                  President

                              MAK CAPITAL FUND LP
                              By: MAK GP LLC, as General Partner
                                  /s/ Michael A. Kaufman
                                  ----------------------
                                  Michael A. Kaufman
                                  President

                              MAK-ro CAPITAL MASTER FUND LP
                              By: MAK GP LLC, as General Partner
                                  /s/ Michael A. Kaufman
                                  ----------------------
                                  Michael A. Kaufman
                                  Managing Member

                                  /s/ Michael A. Kaufman
                                  ----------------------
                                  MICHAEL A. KAUFMAN

                              MAK CAPITAL ONE LLC
                                  /s/ Michael A. Kaufman
                                  ----------------------
                                  Michael A. Kaufman
                                  Managing Member